Exhibit 99.1





MSDWCC 2003-2                                                    MORGAN STANLEY
                                                                    876 records
                                                            Balance: 89,074,091
1ST LIEN; HELOCS

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
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                                                                                Percent by
                                Number of    Aggregate       Percent by         Balance          Weighted
                                Mortgage     Cut-off Date    Balance            of First Lien    Average
Range of Principal Balances ($) Loans        Balance ($)     of Total pool (%)  HELOCs (%)       FICO
------------------------------- ----------   ------------    -----------------  --------------   --------

<= 0.00                         2            0               0.0                 0.00             0.00
0.01 to 10,000.00               100          448,089         0.1                 0.50             759.57
10,000.01 to 20,000.00          75           1,130,976       0.3                 1.27             761.95
20,000.01 to 30,000.00          67           1,708,685       0.5                 1.92             743.06
30,000.01 to 40,000.00          61           2,148,785       0.6                 2.41             751.02
40,000.01 to 50,000.00          68           3,068,019       0.8                 3.44             746.21
50,000.01 to 60,000.00          54           2,977,596       0.8                 3.34             756.69
60,000.01 to 70,000.00          46           3,004,554       0.8                 3.37             752.04
70,000.01 to 80,000.00          35           2,629,072       0.7                 2.95             747.26
80,000.01 to 90,000.00          42           3,613,924       1.0                 4.06             740.36
90,000.01 to 100,000.00         46           4,418,100       1.2                 4.96             747.18
100,000.01 to 110,000.00        23           2,386,137       0.7                 2.68             734.45
110,000.01 to 120,000.00        26           3,004,917       0.8                 3.37             730.73
120,000.01 to 130,000.00        17           2,132,048       0.6                 2.39             737.25
130,000.01 to 140,000.00        19           2,571,636       0.7                 2.89             719.87
140,000.01 to 150,000.00        23           3,381,002       0.9                 3.80             741.06
150,000.01 to 200,000.00        63          10,976,158       3.0                 12.32            744.84
200,000.01 to 250,000.00        41           9,294,854       2.5                 10.43            717.48
250,000.01 to 300,000.00        19           5,237,531       1.4                 5.88             748.77
300,000.01 to 350,000.00        10           3,245,241       0.9                 3.64             752.18
350,000.01 to 400,000.00        14           5,247,349       1.4                 5.89             745.48
400,000.01 to 450,000.00        6            2,570,897       0.7                 2.89             733.29
450,000.01 to 500,000.00        2              960,164       0.3                 1.08             725.92
500,000.01 to 1,000,000.00      14           8,939,141       2.4                10.04             737.96
1,000,000.01 to 1,500,000.00    2            2,299,216       0.6                 2.58             695.82
1,500,000.01 to 2,000,000.00    1            1,680,000       0.5                 1.89             702.00
------------------------------- ----------   ------------    -----------------  --------------   --------
Total:                          876          89,074,091      24.4                100.00           738.52
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Average: 101,682.75
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This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Novus Financial Corporation with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern.
This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS,
ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY
ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE
PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE
ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE
MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL
INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION
TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH
PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT
DEFINED HEREINARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and
Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the
Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International
Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K.
SECURITIES AND FUTURES AUTHORITY.
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